SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 16, 1999

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.
                           --------------------------

  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation             File Number)         Identification No.)

            Minnesota                   0-5151                42-0442319
         ---------------------------------------------------------------

        Registrant's telephone number, including area code 319-556-7730


     Item 5. Other Events

     On March 16, 1999 the Board of Directors elected a new member to the Board. See Exhibit A attached hereto and incorporated herein for further information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Flexsteel Industries, Inc.
                                                ------------------------------
                                                         (Registrant)


Date  March 23, 1999                        By: /s/ R.J. Klosterman
      -----------------------                   -------------------------------
                                                       R.J. Klosterman
                                                  Financial Vice President &
                                                  Principal Financial Officer

                                                                      EXHIBIT A

                         DAVIS NEW DIRECTOR AT FLEXSTEEL


DUBUQUE, IOWA -- The Board of Directors of Flexsteel Industries, Inc., in a meeting March 16, 1999 appointed Mr. Lynn J. Davis, a veteran manager, to the board.

Davis has served with ADC Telecommunications, Inc., of Minnetonka, MN for over 25 years. He is currently Senior Vice President; he is also President of Broadband Connectivity Group, a subsidiary of ADC Telecommunications. During his tenure with ADC, Davis' responsibilities have included marketing, manufacturing, and operations.

"Lynn Davis is a seasoned executive whose knowledge and experience will add valuable depth to our Board," said K. Bruce Lauritsen, Flexsteel's President and Chief Executive Officer.

"We are pleased to have someone with Lynn's qualifications on our board," said John R. Easter, Flexsteel's Chairman. "His operational and manufacturing experience, as well as his history in management with ADC, will be an asset to Flexsteel's future growth."